UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
July 18, 2014

World Financial Network Credit Card Master Note Trust
(Issuing Entity)
World Financial Network Credit Card Master Trust
(Issuer of Collateral Certificate)
WFN Credit Company, LLC
(Depositor/Registrant)
Comenity Bank
(Sponsor)

(Exact Name of Issuing Entity, Issuer of Collateral Certificate, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-166240, 333-60418, 333-188583, 333-166240-01, 333-113669, 333- 166240-02, 333-60418-01, 333-189182, 333-189182-01	31-1772814
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants' I.R.S. Employer Identification Nos. for Registrant)

3100 Easton Square Place, #3108, Columbus, Ohio 43219
(Address of Principal Executive Offices of Registrant) (Zip Code)

(614) 729-5044
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                          Entry into a Material Definitive Agreement
On July 18, 2014, World Financial Network Credit Card Master Note Trust, as issuer (the "Issuer"), and MUFG Union Bank, N.A., (formerly known as Union Bank, N.A.) as indenture trustee (the "Indenture Trustee"), entered into the Series 2014-B Indenture Supplement (the "Series 2014-B Indenture Supplement"), a copy of which is filed with this Form 8-K as Exhibit 4.1.
Item 8.01.                          Other Events.
Issuance of Series 2014-B Notes
On July 18, 2014, the Issuer issued $300,000,000 of Series 2014-B Class A Asset Backed Notes (the "Series 2014-B Offered Notes"), $16,776,000 of Series 2014-B Class M Asset Backed notes (the "Series 2014-B Class M Notes"), $16,776,000 of Series 2014-B Class B Asset Backed Notes (the "Series 2014-B Class B Notes"), $45,395,000 of Series 2014-B  Class C Asset Backed Notes (the "Series 2014-B Class C Notes"), and $15,790,000 of Series 2014-B Class D Asset Backed Notes (the "Series 2014-B Class D Notes" and, together with the Series 2014-B Class M Notes, the Series 2014-B Class B Notes and the Series 2014-B Class C Notes, the "Series 2014-B Retained Notes," and, together with the Series 2014-B Offered Notes, the "Series 2014-B Notes") described in a Prospectus Supplement dated July 14, 2014 to a Prospectus dated July 14, 2014.
Use of Proceeds – Series 2014-B Notes

The public offering of the Series 2014-B Offered Notes was made under the registration statement on Form S-3 (File Nos. 333-189182 and 333-189182-01) filed with the Securities and Exchange Commission on June 7, 2013 (as amended by pre-effective amendment no. 1 on July 5, 2013 and declared effective on July 15, 2013) (collectively, the "Registration Statement").
The Public Offering of the Series 2014-B Offered Notes terminated on July 14, 2014 upon the sale of all of the Series 2014-B Offered Notes.  The depositor retained all of the Series 2014-B Retained Notes.  No underwriting discount was paid to the underwriters with respect to the Series 2014-B Retained Notes.  The underwriters of the Series 2014-B Offered Notes were RBC Capital Markets, LLC,  Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, BNP Paribas Securities Corp., CIBC World Markets Corp., Fifth Third Securities, Inc. and Mizuho Securities USA Inc.  The price to the public of the Series 2014‑B Offered Notes was $299,988,810 (or 99.99627%).

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Series 2014-B Offered Notes with respect to underwriting commissions and discounts was $1,050,000.  After deducting the underwriting commission and discount described in the preceding sentence, the net offering proceeds of the Issuer before expenses for the Series 2014-B Offered Notes are $298,938,810.  Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $450,000 and net proceeds of the Issuer, after deduction of expenses, are reasonably estimated to be $298,488,810 total proceeds.  With respect of the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.
The net proceeds to WFN Credit Company, LLC, after deducting the underwriting commissions and discounts, and expenses above, were used to reduce the amount outstanding with respect to existing series of notes that were variable interests.

Item 9.01.                          Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.
Exhibit No.	Document Description

4.1	Series 2014-B Indenture Supplement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
WFN CREDIT COMPANY, LLC as depositor

By:          /s/  Ronald C. Reed
Name:  Ronald C. Reed
Title:  Vice President and Treasurer

Dated: July 22, 2014

 EXHIBIT INDEX

Exhibit No.	Document Description

4.1	Series 2014-B Indenture Supplement